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                                                                 EXHIBIT 10.27.2


             AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                  (NUMBER TWO)


         This AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (NUMBER TWO) dated as of December 31, 2003 (the "Amendment"), amends that certain Revolving Credit and Term Loan Agreement dated as of June 28, 2002, as amended by that certain Amendment to Revolving Credit and Term Loan Agreement (Number One) dated as of November 7, 2003 (said loan agreement, as so amended, the "Loan Agreement") by and among EMERSON RADIO CORP. ("ERC US"), a Delaware corporation, MAJEXCO IMPORTS, INC. ("MI"), a California corporation, EMERSON RADIO (HONG
KONG) LIMITED ("ER HONG KONG") a Hong Kong corporation, and EMERSON RADIO INTERNATIONAL LTD. ("ER BVI"), a British Virgin Islands company, jointly and severally as co-borrowers and co-obligors, except as expressly set forth herein in Section 10.8 hereof (individually and collectively, the "Borrower"), PNC BANK, NATIONAL ASSOCIATION and each other lender signatory hereto or which becomes a Lender pursuant to Section 9.1 (each a "Lender" and, collectively, the "Lenders") and PNC BANK, NATIONAL ASSOCIATION as agent for the Lenders (in such capacity, the "Agent").

                                  WITNESSETH:

         A. Pursuant to the Loan Agreement, the Lenders provided the Borrower a revolving credit facility and a term loan as described in the Loan Agreement.

         B. The Borrower has further requested various other modifications to certain of the financial covenants set forth in the Loan Agreement (in each case as more fully described below) and the Agent and the Lenders are willing to so modify the Loan Agreement subject to, and in accordance with, the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for value received by each party, the parties hereto agree as follows:

         1. Definitions. Unless otherwise defined or modified herein, capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

         2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 8 below, the Loan Agreement shall be amended as follows:

                  (a) Section 6.12 of the Loan Agreement is hereby amended in its entirety to read as follows:

                "Section 6.12. Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters preceding any date of determination to be less than 1.25 to 1, except in the case of the four consecutive fiscal quarters preceding March 31, 2004, in which case, said ratio shall not be permitted to be less than 1.10 to 1; provided, however that (i) the parties acknowledge and agree that the Fixed Charge Coverage Ratio will not be tested for the test period ending December 31, 2003 and (ii) for purposes of the determination of the Fixed Charge Coverage Ratio for

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        the test period ending March 31, 2004, Borrower shall by permitted to add back into the Consolidated EBITDA the non-recurring expenses related to its unconsummated so-called "Recoton" acquisition in an amount not to exceed $643,000."

                (b) Immediately following Section 6.16 of the Loan Agreement, there shall be added a new Section 6.17, that shall read as follows:

                "Section 6.17. Minimum Consolidated EBITDA. Permit the Consolidated EBITDA to be less than $2,500,000 for the fiscal quarter beginning October 1, 2003 and ending December 31, 2003 on a non-cumulative basis."

         3. Effects of Clarification. The Borrower acknowledges and agrees that the amendment made pursuant to clause (a) of Section 2 above and the additional requirements set forth in clause (b) of Section 2 above have been made to clarify and establish certain financial covenants for the fiscal periods therein specified and in no event shall be construed as the establishment of a custom or course of dealing among the Borrower, the Agent or the Lenders with respect to any current or future issue of the Borrower's non-compliance with any term, condition or covenant set forth in this Loan Agreement or the other Loan Documents.

         4. References to Loan Agreement. This Amendment is an amendment to the Loan Agreement. Unless the context of this Amendment otherwise requires, the Loan Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Loan Agreement and this Amendment were contained in one agreement.

         5. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. This Amendment is limited as written and shall not be deemed (a) to be an amendment of or a consent under or waiver of any other term or condition of the Loan Agreement, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Loan Agreement or the other Loan Documents.

         6. Conditions. This Amendment shall not be effective until the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders: (i) the Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto, and (ii) the Borrower shall have paid the Agent (for ratable distribution to the Lenders) a modification fee of $5,000 in consideration of the modification to the Loan Agreement set forth herein. In addition, the Borrower agrees to pay upon execution of this Amendment, all reasonable costs and expenses of the Agent and each Lender, including, without limitation, the legal fees incurred by the Agent's counsel in connection with the preparation, negotiation, execution and delivery and review of this Amendment. In the event Borrower does not remit such payment together with this executed Amendment, the Borrower hereby authorizes the Agent, without notice to the Borrower, to charge any account of the Borrower maintained by the Agent or its Affiliates in payment of the amounts due under this Section 6.

         7. Estoppel; Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower makes the following representations and warranties, which representations and warranties shall survive the execution and delivery hereof:



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         (a) each of the Loan Agreement, the Notes, the Security Documents and
the other Loan Documents are in full force and effect;

         (b) as amended hereby, each of the Loan Agreement, the Notes, the Security Documents, the other Loan Documents and this Amendment have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms;

         (c) the Borrower has no offset, defense or counterclaim with respect to any of their obligations under the Loan Agreement, the Notes, the Security Documents and the other Loan Documents (any such offset, defense or counterclaim as may now exist being hereby irrevocably waived by the Borrower);

         (d) no material adverse change in the financial condition of the Borrower has occurred since the date of its most recent financial statements delivered to the Lender;

         (e) no Event of Default has occurred and is continuing under the Loan Agreement or the other Loan Documents, and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default;

         (f) except as discussed on SCHEDULE "A", all of the representations made by or on behalf of the Borrower in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof;

         (g) neither the execution and delivery of this Amendment by the Borrower, nor consummation by the Borrower of the transactions contemplated herein, nor compliance by the Borrower with the terms, conditions and provisions hereof will conflict with or result in a breach of any of the terms, conditions or provisions of (i) any Borrower's Certificate of Incorporation and By-Laws or other organizational or governing document, (ii) any agreement or instrument to which any Borrower is a party or by which the property of the Borrower is or may be bound, (iii) any judgment or order, writ, injunction or decree of any court, or (iv) any applicable law or governmental regulation; and

         (h) no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment by the Borrower.

         8. Security Interests. The Borrower confirms the validity and effectiveness of the Security Documents made by the Borrower in favor of the Agent (for the benefit of the Lenders) and confirms that the Security Documents secures payment of the Obligations (as defined in the Security Documents).

         9. Release of Collateral. In connection with the payment in full of the Term Loans, the Agent (on behalf of the Lenders) shall release from the lien and security interest created pursuant to the Intellectual Property Security Agreements, the intellectual property itemized on the schedules attached thereto (said intellectual property is herein referred to as the "Released Assets"). In connection with said release, the Agent shall execute and deliver to the Borrower such instruments of release and termination as the Borrower may reasonably present to the Agent for execution and delivery. All of the cost and expense related to the release contemplated herein (including, without limitation, any and all filing or recordation fees) shall be bourne by the Borrower. In connection with the release of the Released Assets, the Borrower represents, warrants, acknowledges and agrees as follows: (i) notwithstanding said release, all of the

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Released Assets remain subject to the restrictions set forth in Section 6.2 and
6.5 of the Loan Agreement and (ii) in connection with the enforcement of any rights or remedies of the Agent or any Lender under the Security Agreement, the Borrower hereby waives any right it may have to challenge the disposition of any Collateral based on infringement or dilution of any IP Right (as defined in the Intellectual Property Security Agreements) pursuant to, and to the fullest extent provided under, applicable law.

         10. Governing Law. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by, the laws of the State of New Jersey without regard to any conflicts of laws principles.

         11. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.

                         [Signatures on following pages]



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                                Borrower:

                                                EMERSON RADIO CORP

                                                By: /s/ KENNETH A. CORBY
                                                    ----------------------------
                                                Name: Kenneth A. Corby
                                                Title: EVP, CEO


                                                MAJEXCO IMPORTS, INC.

                                                By: /s/ KENNETH A. CORBY
                                                    ----------------------------
                                                Name: Kenneth A. Corby
                                                Title: EVP, CEO


                                                EMERSON RADIO (HONG KONG)
                                                LIMITED

                                                By: /s/ GEOFFREY P. JURICK
                                                    ----------------------------
                                                Name: Geoffrey P. Jurick
                                                Title: Chairman & CEO

                                                EMERSON RADIO INTERNATIONAL LTD.

                                                By: /s/ KENNETH A. CORBY
                                                    ----------------------------
                                                Name: Kenneth A. Corby
                                                Title: EVP, CEO



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                                                AGENT:

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                as Agent

                                                By: /s/ PAUL E. KELLEMAN
                                                    ----------------------------
                                                Name: Paul E. Kelleman
                                                Title: Vice President

                                                LENDERS:

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                as a Lender

                                                By: /s/ PAUL E. KELLEMAN
                                                    ----------------------------
                                                Name: Paul E. Kelleman
                                                Title: Vice President

                                                SOVEREIGN BANK,
                                                as a Lender

                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:

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                                                AGENT:

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                as Agent

                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:

                                                LENDERS:

                                                PNC BANK, NATIONAL ASSOCIATION,
                                                as a Lender

                                                By:
                                                    ----------------------------
                                                Name:
                                                Title:

                                                SOVEREIGN BANK,
                                                as a Lender

                                                By: /s/ CHRIS D. WOLFSLAYER
                                                    ----------------------------
                                                Name: Chris D. Wolfslayer
                                                Title: Vice President



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